Transportation segment intangible assets (Details) (Transportation Business Acquisition, USD $) In Thousands, unless otherwise specified	Sep. 30, 2014
Transportation Business Acquisition
Amortization of intangible assets 2015	$ 414
Amortization of intangible assets 2016	414
Amortization of intangible assets 2017	406
Amortization of intangible assets 2018	394
Amortization of intangible assets 2019	382
Total amortization expense for the next five years	$ 2,010